                                                                    EXHIBIT 10.1

                           STOCK PURCHASE AGREEMENT
                           ------------------------


     THIS STOCK PURCHASE AGREEMENT is made and entered into as of this 16th day of April 1999, by and among eCommercial.com, Inc., a California corporation ("Buyer"), Zap International, Inc., a California corporation ("Zap") and the stockholders of Zap who have executed this agreement on the signature page hereof (individually, a "Stockholder" and collectively, the "Stockholders").


                                   RECITALS:
                                   --------


     WHEREAS, the parties have determined that it is in their mutual interest to effect a transaction whereby the outstanding shares of Common and Preferred Stock of Zap shall be transferred to Buyer in exchange for the shares of Common Stock of Buyer hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises made herein, the parties agree as follows:


                                   ARTICLE I

                           SALE AND TRANSFER OF STOCK
                           --------------------------


     1.1  Shares to be Transferred.  Subject to the terms and conditions of this
          ------------------------
Agreement, each Stockholder agrees to transfer, convey, assign and deliver to Buyer, and Buyer agrees to purchase, all shares of Common or Preferred Stock of Zap set forth next to the name of each Stockholder in Exhibit A hereto (the "Tendered Shares").


                                   ARTICLE II

                           CONSIDERATION AND PAYMENT
                           -------------------------


     2.1  CONSIDERATION.  In full consideration for the purchase of the Zap
          -------------
Shares, Buyer will issue a maximum of 2,640,000 shares of its Common Stock to the holders of record of Tendered Shares all as set forth in Exhibit A attached hereto.


                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF ZAP
                     -------------------------------------


          Subject to and except for the information which is set forth in a list of exceptions, identified by the Section of this Article to which they pertain and contained in a schedule to be delivered to Buyer (the "Disclosure Schedule"), Zap and each Stockholder, jointly and severally, represent and warrant to Buyer that:

     3.1. Due Incorporation.  Zap is a corporation duly organized, validly
          -----------------
existing and in good standing under the laws of the State of California.

     3.2. Subsidiaries.  Zap does not own any equity interest, directly or
          ------------
indirectly, in any corporation, partnership, joint venture, firm or other entity.

     3.3. Corporate Authority.  Zap has full power and authority to own and
          -------------------
maintain its properties and to carry on its business as it has been and is being conducted and possesses all licenses, permits, authorizations, franchises, rights and privileges necessary to the conduct of such business.

     3.4. Authorization.  Zap has full corporate power and authority to enter
          -------------
into this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by and on behalf of Zap and constitutes the valid and binding obligation of Zap, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws and similar laws affecting creditors' rights generally.

     3.5. Effect of Agreement.  The act of transferring the Tendered Shares as
          -------------------
provided in Section 1.1 hereof will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of any law or regulation of any governmental authority. The execution, delivery and performance by Zap of this Agreement and the consummation of the transactions herein contemplated, will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any provision of the Articles of Incorporation or Bylaws of Zap, or any agreement or instrument to which any of them is a party or by which any of them is bound, nor, to the best of their knowledge, will it give to any person other than Buyer any interests or rights, including rights of termination, acceleration or cancellation, in or with respect to any of Zap's assets. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of Zap to permit the consummation of the transactions contemplated by this Agreement, which consent has not been obtained.

     3.6. Title to Assets.  Zap has good and marketable title to all the assets
          ---------------
listed in the attached Exhibit B ("Listed Assets"), whether real, personal, tangible or intangible, and all the Listed Assets are be free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, encumbrances, claims, conditions or restrictions, except as set forth in the Disclosure Schedule. To the best of their knowledge, none of such properties, nor the operation or maintenance thereof, violates any restrictive covenant or any provision of law.

     3.7  Liabilities and Obligations.   All liabilities of Zap are set forth in
          ---------------------------
Exhibit C attached hereto. Any liabilities of Zap which exceed the total liabilities set forth on Exhibit C shall be paid and satisfied in full by Ken McEwan.

     3.8  Compliance with Laws and Regulations.  Zap is not in violation of any
          ------------------------------------
federal, state or local statute, law, rule or regulation with respect to or affecting the conduct of the its business or the ownership or operation of the Listed Assets, except to the extent that non-compliance would not have a material adverse effect on Buyer's ownership or operation of Zap's business and the Listed Assets.

    3.9   Litigation and Claims.  There are no claims, actions, suits,
          ---------------------
investigations or proceedings pending or threatened against or affecting Zap or any of its properties or business, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which if determined adversely would have a material adverse effect on Buyer's ownership or operation of the Zap business and the Listed Assets.

    3.10  Capitalization.  The authorized capital stock of Zap consists of
          --------------
__________ shares of Common Stock, and __________ shares of Preferred Stock, of which 640,000 shares of Common Stock and 2,000,000 shares of Preferred Stock are issued and outstanding. All of the outstanding shares have been validly issued and are fully paid and nonassessable and free of preemptive rights. The issued and outstanding shares are owned of record by the persons and in the amounts set forth on Exhibit A. No stock options or stock purchase warrants have been issued to any person with respect to any shares of the capital stock of Zap. Except as set forth in Exhibit A, there are outstanding (i) no shares of capital stock or other voting securities of Zap, (ii) no securities convertible into or exchangeable or exercisable for shares of capital stock of other securities of Zap and (iii) no options, preemptive or other rights to acquire from Zap, and no obligations of Zap to issue, any capital stock, voting securities, or securities convertible into or exchangeable or exercisable for capital stock or other securities of Zap.

    3.11  Intellectual Property.  Zap owns or possesses adequate licenses
          ---------------------
or other rights to use, free and clear of any liens or other claims, all intellectual property material to its business. Zap has taken all reasonable and customary steps to protect its intellectual property rights. The products used, manufactured, marketed, sold or licensed by Zap and all intellectual property used in the conduct of Zap's business as currently conducted, do not infringe upon, violate or constitute the unauthorized use of any rights owned or controlled by any third party. Zap has received no notice or other claim alleging violation of any intellectual property rights of any third party and to their knowledge no third party is violating any intellectual property of Zap.


                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ----------------------------------------

     Buyer represents and warrants to Zap as follows:

     4.1. Organization.  Buyer is a corporation duly incorporated, validly
          ------------
existing and in good standing under the laws of the State of California and has all necessary corporate power and authority to own or lease its properties and to carry on its business as now being conducted.

     4.2. Authorization.  Buyer has the corporate power and authority to
          -------------
enter into this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered and constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws and similar laws affecting creditors' rights generally.

     4.3. Effect of Agreement.  The execution, delivery and performance by
          -------------------
Buyer of this Agreement, and the consummation of the transactions herein contemplated, will not result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority, and the execution, delivery and performance by Buyer of this Agreement, and the consummation by it of the transactions herein contemplated, will not result in a breach of the terms of, or constitute a default under or violation of, any provision of the Articles of Incorporation or Bylaws of Buyer, or any agreement or instrument to which Buyer is a party or by which it is bound or to which it is subject. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of Buyer to permit the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
               --------------------------------------------------



     Each Stockholder hereby severally, but not jointly, represents and warrants to Buyer as follows:


     5.1  Investor Status.  The Stockholder either (a) is an "accredited
          ---------------
investor" as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act") or (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of acquiring the Buyer Common Stock pursuant to this Agreement. The Stockholder resides at the address shown on Exhibit A). The Stockholder either (i) has a preexisting business or personal relationship with Buyer or any of its officers or directors or (ii) has such business or financial experience as to have the capacity to protect his or her own interests in connection with the transactions pursuant to this Agreement.

     5.2  Title to Capital Stock.  The Stockholder has good and marketable
          ----------------------
title to the shares of Zap capital stock shown on Exhibit A as owned by the him or her, free and clear of any and all liens, pledges or other encumbrances. The Stockholder is not a party to or bound by any option, sale agreement, shareholder agreement, pledge, proxy, voting trust, power of attorney, restriction on transfer or other agreement or instrument which relates to the ownership, voting or transfer of any shares of Zap capital stock owned by him or her. The Stockholder has the sole and absolute right, power and authority to sell, assign and transfer such capital stock as provided in this Agreement. Buyer will acquire good and unencumbered title to such capital stock, free and clear of all liens, and not subsequent to any adverse claim when acquired by Buyer pursuant to this Agreement.

     5.3  Authorization of Transaction.  The Stockholder has the full right,
          ----------------------------
power and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement constitute the valid and legally binding obligations of the Stockholder, enforceable against him or her in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

     5.4  No Violation.  The Stockholder is not a party to, subject to or bound
          ------------
by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental agency which would prevent the execution, delivery or performance of this Agreement.

     5.5  Investment Intent.  The Stockholder (i) is acquiring the Buyer's
          -----------------
Common Stock pursuant to this Agreement solely for his or her own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act; and (ii) has had access to or had the opportunity to obtain all information as he or she deemed necessary in order to evaluate the merits and risks inherent in acquiring and holding the Buyer's Common Stock. It is the intent of all parties hereto that this transaction be treated as a tax-free exchange.

     5.6  No Breach, Default, Violation or Consent.  The execution, delivery
          ----------------------------------------
and performance by the Stockholder with the terms of this Agreement does not and will not:

     (a) breach or result in a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) under, require any consent under or give to others any rights of termination, acceleration, suspension, revocation, cancellation or amendment of any contract, agreement, instrument or document to which the Stockholder is a party or by which the Stockholder or his or her assets are bound;

     (b) breach or otherwise violate any governmental order which names the Stockholder, or is directed to the Stockholder or any of his or her assets;

     (c) result in the creation of a lien or other right or encumbrance held by any third party on any of his or her shares of Zap capital stock;

     (d)  violate any governmental rule applicable to the Stockholder; or

     (e) require any consent, authorization, approval, exemption or other action by, or any filing, registration or qualification with, any other person including, but not limited to, the Stockholder's spouse.


                                   ARTICLE VI

                                    CLOSING
                                    -------

     6.1. Closing Date.  The closing of the transactions contemplated by this
          ------------
Agreement (the "Closing") shall take place on the date of this Agreement or as soon as practicable thereafter (the "Closing Date") upon satisfaction or waiver of the conditions specified below.

     6.2. Instruments of Conveyance and Transfer.
          --------------------------------------

          (a) On the Closing Date, each Stockholder shall deliver to Buyer certificates representing the shares of Zap capital stock to be transferred to Buyer, duly endorsed for transfer, or in lieu thereof assignments separate from certificate, appropriately endorsed and in each case effecting transfer of the Tendered Shares to Buyer. Buyer may require appropriate lost certificate indemnities in the event certificates are not presented for transfer.

          (b) On the Closing Date, Zap shall deliver to Buyer all of Zap's agreements, leases, contracts, insurance policies and vendor, supplier and customer purchase orders assigned to or assumed by Buyer under this Agreement, with such assignments thereof and consents to the assignment thereof as may be reasonably necessary to assure Buyer of the full benefits thereof.

          (c) On the Closing Date, Buyer shall deliver to each Stockholder certificates representing the shares of Buyer Common Stock to be issued to each Stockholder hereunder in the names of the Stockholders as set forth on the signature page to this Agreement.

     6.3. Other Documents.  Each party shall deliver to the other on the
          ---------------
Closing Date such other documents, certificates, schedules, agreements and instruments called for by this Agreement at such time.

     6.4. Further Assurances of Zap and the Stockholders.  Zap and the
          ----------------------------------------------
Stockholders shall from time to time at the request of Buyer, and without further consideration, execute and deliver such instruments of transfer, conveyance and assignment in addition to those issued pursuant to Section 6.2 hereof, and take such other actions, as may be reasonably necessary to transfer, convey, assign to and vest in Buyer, and to put Buyer in possession of the shares to be transferred, conveyed, assigned and delivered hereunder.

     6.5. Further Assurances of Buyer.  Buyer shall from time to time at the
          ---------------------------
request of Zap or any Stockholder, and without further consideration, execute and deliver such instruments of assumption in addition to those issued pursuant to Section 6.3 hereof, and take such other actions, as may be reasonably necessary to put each Stockholder in possession of the shares of Buyer Common Stock to which they are entitled.

     6.6. Conditions to Closing.  The following shall be conditions to closing
          ---------------------
the purchase of assets contemplated herein:

          (a) Buyer shall not be required to purchase any of the Zap Shares hereunder until it has, in its complete discretion, obtained the agreement, waiver, release or other evidence of satisfaction from each of the creditors of Zap with respect to the obligations listed in Exhibit B hereto, provided, that Buyer may elect to purchase such Zap Shares without such agreement, release, waiver or other evidence of satisfaction of any or all of such obligations, in its sole discretion, so long as Buyer agrees to assume such obligations in full.

          (b) Zap and the Stockholders shall have complied in all respects with their covenants and other obligations under this Agreement.

          (c) Zap's and the Stockholder's representations and warranties as set forth in this Agreement shall be true and correct in all respects as if made on the Closing Date.

          (d) Shares of Zap capital stock representing a majority of the outstanding shares of Zap Preferred Stock and a majority of the outstanding shares of Zap Common Stock shall be included in the Tendered Shares.


                                  ARTICLE VII

                    SURVIVAL OF REPRESENTATIONS, WARRANTIES
                    ---------------------------------------
                        AND COVENANTS; INDEMNIFICATION
                        ------------------------------



     7.1. Survival.  The representations, warranties and covenants of the
          --------
parties contained in this Agreement or in any certificate or instrument delivered pursuant hereto shall survive the Closing Date.

     7.2. Indemnification.
          ---------------

     a) Zap and the Stockholders jointly and severally agree to indemnify, defend, and hold Buyer, Buyer's officers, directors, employees and attorneys, all affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933, 17 CFR (S)230.144(a)) (all such persons and entities being collectively referred to as the "Buyer Indemnity Group") harmless from and against any and all losses, damages, costs and expenses, including attorneys' fees, actions or claims by all Zap International, Inc. shareholders (any such loss, damage, cost or expense herein called a "Loss"), which Buyer (or any member of the Buyer Indemnity Group) may at any time sustain or incur by reason of: (i) any inaccuracy or breach of any of the representations, warranties or covenants of Zap or the Stockholders contained herein or in any certificate delivered pursuant thereto, or (ii) any claim or claims whether or not presently known to Zap or any Stockholder, which arise in connection with the ownership of Zap or the Listed Assets.

     b) Buyer agrees to indemnify and hold harmless the Stockholders and Zap, Zap's officers, directors, employees and attorneys, all affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933, 17 CFR (S)230.144(a)) (all such persons and entities being collectively referred to as the "Zap Indemnity Group") with respect to any Loss which any of them may at any time sustain or incur (i) by reason of any inaccuracy in or breach of any of the representations, warranties or covenants of Buyer contained herein; or (ii) arising out of Buyer's failure to discharge the obligations and liabilities of Zap specifically assumed by Buyer hereunder. If any action in respect of which indemnity may be sought hereunder by a party hereto shall be brought against such party, the other party shall be entitled to participate in the defense thereof at its own expense and to settle any such action on such terms as it shall see fit so long as the party entitled to indemnification hereunder shall be released from any liability by reason of such settlement. In such event, the party required to provide indemnification shall receive full cooperation and access to all relevant and nonprivileged records.

     7.3. Remedies.  The indemnification provisions of Article VII hereof
          --------
shall not be deemed exclusive and shall not prejudice any other rights or remedies, at law or in equity, of any party under this Agreement with respect to any matter relating to the terms, provisions, covenants or conditions of this Agreement or any transaction contemplated hereby.



                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

     8.1. Notices.  Any notice, request, instruction or other document to be
          -------
given hereunder by either party to the other shall be in writing and effective when delivered personally or sent by first class mail, postage prepaid, as follows:


          TO:            eCommercial.com, Inc.

                         95 Enterprise, Suite 360

                         Aliso Viejo, California 92656

                         Attention: President


          TO:            ZAP International, Inc.

                         __________________________

                         ______________________________


                         Attention: President

or to such other addresses or other persons as may be designated in writing by either of the parties, by notice given as aforesaid.

     8.2. Headings.  The headings of the several sections of this Agreement are
          --------
inserted for the convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

     8.3. Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.

     8.4. Binding Nature.  This Agreement shall be binding upon and inure to the
          --------------
benefit of the parties hereto. Neither party may assign or transfer any rights or obligations under this Agreement, without the written consent of the other party, which consent shall not be withheld unreasonably.

     8.5. Waiver.  Buyer or Zap or any Stockholder may, by written notice to
          ------
the other: (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other; (ii) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement;
(iii) waive compliance with any of the covenants of the other contained in this Agreement; or (iv) waive or modify performance of any of the obligations of the other. No action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

     8.6. Entire Agreement.  This Agreement and the Schedules and Exhibits
          ----------------
hereto constitute the entire agreement between the parties pertaining to the subject matter contained herein and supersede all prior and contemporaneous negotiations, agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the party sought to be bound.

     8.7. Good Faith.  Each of the parties hereto agrees that it shall act in
          ----------
good faith in an attempt to cause all the conditions precedent to its respective obligations to be satisfied and to transfer the Tendered Shares.

     8.8. Applicable Law.  This Agreement shall be governed by the laws of the
          --------------
State of California.

     8.9. Severability.  Should any provision of this Agreement be determined
          ------------
to be invalid, it shall be severed from this Agreement and the remaining provisions of the Agreement shall remain in full force and effect.


          WITNESS the due execution of this Agreement by the parties hereto as of the date first set forth above.


eCommercial.com, Inc.               ZAP International, Inc.



By: _____________________           By: _____________________

Title: _____________________        Title: _____________________

                              Stockholders



     _____________________________                _____________________________
     Ken McEwan                                   Clyde Berg



     _____________________________                _____________________________
     Dick Brown                                   Joseph McCarthy



     _____________________________                _____________________________
     Marcia Israelson                             Jon Minnis



     _____________________________                _____________________________
     Scott Murphy                                 Novus Ventures



     _____________________________                _____________________________
     John Whitney                                 Bradford Smith

                                   EXHIBIT A
                                   ---------

The Purchase Price shall be allocated to the holders of the Zap Shares as follows:



     Preferred Stockholders
     ----------------------

               Clyde Berg                         800,000

               Joseph McCarthy                    600,000

               Jon Minnis                         600,000


     Common Stockholders
     -------------------

               Ken McEwan                         335,000

               Dick Brown                         160,000

               Marcia Israelson                    65,000

               Scott Murphy                        40,000

               Novus Ventures                      10,000

               Bradford Smith                       5,000

               John Whitney                        25,000
                                                ---------
                                                2,640,000
                                                =========

                                   EXHIBIT B
                                   ---------

                                 LISTED ASSETS
                                 -------------

          (a) All of Zap's rights to all of its accounts receivable as of the Closing Date.

          (b) The inventories of raw materials, work-in-process and finished goods of Zap as of the Closing Date;

          (c) The office furniture and leasehold improvements of Zap;

          (d) The machinery, equipment and other tangible assets of Zap;

          (e) All assignable rights and obligations of Zap under any vendor and supplier contracts, purchase orders, equipment or other personal property leases, insurance plans and policies.

          (f) The prepaid expenses, customer deposits, and security deposits of Zap;

          (g) The claims, counterclaims, suits, proceedings and causes of action of Zap;

          (h) All of the customer lists, customer files, service records, accounting records, forms and other documentation relating to Zap as of the Closing Date; and

          (i) All of the patents, patent applications, copyrights, trademarks, trademark registrations and applications, trade names, service names, commercial names, inventions, processes, research and development results, know-how, trade secrets, goodwill and all other intangible property of Zap, including but not limited to the following

          a. All right and title to trademark applications for "ECOMMERCIAL," "EBROCHURE," and any derivations thereto; and

          b. All right and title to all intellectual property, including but not limited to all patents and copyrights, computer programs (source and object code included) related to the "Media Messenger" software and any other software, technology or know-how related to the creation or production of rich media messages;

          (j) All rights and obligations of Zap under any and all licenses and other agreements including but not limited to those concerning the intellectual property;

          (k) All rights under the 1998 Software License Agreement between Zap International, Inc. and Auravision Corporation.